            Schedule 14A Information required in proxy statement.
                         Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[   ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

                      Dean Witter Variable Investment Series
-------------------------------------------------------------------------------
                (Name of Registrant(s) Specified in its Charter)

                                  Barry Fink
-------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    ------------------------------------------------------------------------
     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------

5)   Fee previously paid:

    ------------------------------------------------------------------------

[   ]   Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

    ------------------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

3)   Filing Party:

    ------------------------------------------------------------------------

4)   Date Filed:

    ------------------------------------------------------------------------

                     DEAN WITTER VARIABLE INVESTMENT SERIES



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1997



    Notice is hereby given that a Special Meeting of Shareholders of DEAN WITTER VARIABLE INVESTMENT SERIES (the "Fund") will be held in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 20, 1997 (the "Meeting"), at 1:30 p.m., New York City time, for the following purposes:


    1. For each Portfolio, to approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

    2. To approve or disapprove new Sub-Advisory Agreements between Dean Witter InterCapital Inc. and Morgan Grenfell Investment Services Limited, in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC (TO BE VOTED ON BY SHAREHOLDERS OF EACH OF THE EUROPEAN GROWTH PORTFOLIO AND THE PACIFIC GROWTH PORTFOLIO ONLY);


    3. To elect nine (9) Trustees to serve until their successors shall have been elected and qualified;


    4. To approve or disapprove an amendment to the investment policies of the Money Market Portfolio to authorize the Board to modify the investment policies of the Money Market Portfolio (TO BE VOTED ON BY SHAREHOLDERS OF THE MONEY MARKET PORTFOLIO ONLY);

    5. To ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

    6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Fund or, if applicable, one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's or, if applicable, the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.


                                                  BARRY FINK
March 19, 1997                                      SECRETARY
New York, New York


                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:

    - FOR approval of the new Investment Management Agreement.

    - FOR approval of the new Sub-Advisory Agreements (EUROPEAN GROWTH PORTFOLIO AND PACIFIC GROWTH PORTFOLIO ONLY).

    - FOR the election of all of the Trustees nominated for election.

    - FOR approval of the amendment to the investment policies of the Money Market Portfolio to authorize the Board to modify the investment policies of the Money Market Portfolio (MONEY MARKET PORTFOLIO ONLY).

    - FOR the ratification of the selection of independent public accountants.

                               YOUR VOTE IS IMPORTANT

                     DEAN WITTER VARIABLE INVESTMENT SERIES


                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------


                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1997



    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of DEAN WITTER VARIABLE INVESTMENT SERIES (the "Fund") for use at the Special Meeting of Shareholders of the Fund to be held on May 20, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 19, 1997.


    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 1, 2, 4 and 5 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The table below sets forth each Proposal and those Shareholders who are entitled to vote for each such Proposal.


  PORTFOLIO OF THE FUND             PROPOSAL
                               1    2    3    4    5
Money Market Portfolio         x         x    x    x
European Growth Portfolio      x    x    x         x
Pacific Growth Portfolio       x    x    x         x
All other Portfolios           x         x         x



    The holders of shares ("Shareholders") of each Portfolio of the Fund (each, a "Portfolio") of record as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Portfolio as of the

Record Date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.


                                                                                                       NUMBER OF SHARES
                                                                                                       OUTSTANDING AS OF
                                                                                                        MARCH 12, 1997
NAME OF PORFOLIO                                                                                         (RECORD DATE)
-----------------------------------------------------------------------------------------------------  -----------------
Money Market Portfolio...............................................................................       340,318,435
Quality Income Plus Portfolio........................................................................        44,651,053
High Yield Portfolio.................................................................................        45,382,814
Utilities Portfolio..................................................................................        27,413,781
Income Builder Portfolio.............................................................................           817,574
Dividend Growth Portfolio............................................................................        72,314,190
Capital Growth Portfolio.............................................................................         5,391,298
Global Dividend Growth Portfolio.....................................................................        27,042,083
European Growth Portfolio............................................................................        14,738,828
Pacific Growth Portfolio.............................................................................        13,878,449
Capital Appreciation Portfolio.......................................................................           837,718
Equity Portfolio.....................................................................................        20,488,318
Strategist Portfolio.................................................................................        31,137,240


    The shares of the Fund are currently sold only to (1) Northbrook Life Insurance Company ("Northbrook") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by Northbrook, to (2) Allstate Life Insurance Company of New York ("Allstate New York") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts issued by Allstate New York, to (3) Glenbrook Life and Annuity Company ("Glenbrook") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by Glenbrook, and to (4) Paragon Life Insurance Company ("Paragon") for allocation to a separate account established to fund the benefits under certain flexible premium variable life insurance contracts it issues in connection with an employer-sponsored insurance program offered only to certain employees of DWDC, the parent company of the Fund's Investment Manager. The separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Northbrook, Allstate New York and Glenbrook are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance contracts issued by Northbrook, Glenbrook and Paragon are sometimes referred to as the "Variable Life Contracts." The Variable Annuity Contracts and the Variable Life Contracts are sometimes referred to as the "Contracts."


    In accordance with their view of currently applicable law, Northbrook, Allstate New York and Paragon (which were the only shareholders of the Fund on the Record Date) will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts ("Contract Owners") having the voting interest in the corresponding Sub-Accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that Northbrook, Allstate New York and Paragon will furnish a copy of this Proxy Statement to Contract Owners and that Northbrook, Allstate New York and Paragon will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to Northbrook, Allstate New York and Paragon. Shares for which no instructions are received in time to be voted will be voted by Northbrook, Allstate New York and Paragon in the same proportion as shares for which instructions have been received in time to be voted.

    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $106,000, will be allocated as follows: 90% of the cost will be borne by Dean Witter, Discover & Co. and 10% of the cost will be borne by the Fund. The total cost of soliciting proxies borne by each Portfolio is estimated to be approximately $816. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Funds and officers and regular employees of certain affiliates of the Fund, including Dean Witter InterCapital Inc., Dean Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation.


                 (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                              MANAGEMENT AGREEMENT

BACKGROUND

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of the Fund pursuant to an investment management agreement entered into by the Fund and InterCapital (the "Current Agreement"), and in that capacity provides investment advisory and certain other services to each Portfolio of the Fund other than the European Growth Portfolio and the Pacific Growth Portfolio. Pursuant to the Current Agreement, the Fund has retained InterCapital to supervise the management of the assets of the European Growth Portfolio and the Pacific Growth Portfolio. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment management agreement between the Fund and InterCapital (the "New Agreement") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY


    Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; and global custody, securities clearance services and securities lending.


THE MERGER

    Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


    Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.


    The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.



    The Merger is expected to be completed in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.


APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

    In order to assure continuity of investment management services to the Fund after the Merger, the Board of the Fund met in person for the purpose of considering whether it would be in the best interests of each Portfolio of the Fund and its Shareholders to enter into a New Agreement between the Fund and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Board's Consideration"), the Board, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Trustees"), unanimously approved the New Agreement and recommended its approval by Shareholders.

    THE TERMS OF THE NEW AGREEMENT, INCLUDING FEES PAYABLE BY THE PORTFOLIOS THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreement are fully described under "The Current Investment Management Agreement" below. If approved by Shareholders, the New Agreement will continue in effect for an initial term expiring April 30, 1999. The New Agreement will be continued in effect from year to year thereafter if each such continuance with respect to a Portfolio is approved by the Board or by a majority of the outstanding voting securities (as defined below) of such Portfolio and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of one or more Portfolios do not approve the New Agreement, the Current Agreement will remain in effect with respect to the concerned Portfolio and the Board will take such action, if any, as it deems to be in the best interests of the concerned Portfolio and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to the Fund in accordance with the terms of the Current Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.

REQUIRED VOTE

    The New Agreement cannot be implemented with respect to a particular Portfolio unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of that Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

THE BOARD'S CONSIDERATION

    At a special meeting of the Committee of the Independent Trustees of the Fund held on February 20, 1997, at which each of the Independent Trustees of the Fund was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated the New Agreement (the form of which is attached hereto as Appendix A). Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the New Agreement is in the best interests of each Portfolio of the Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreement, the Trustees assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to the Fund of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its agreement with the Fund or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Fund will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Portfolios of the Fund.

    The Trustees also considered that the New Agreement is identical, in all material respects, to the Current Agreement (other than the dates of effectiveness and termination).

    Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of the Fund, including all of the Independent Trustees, determined that the New Agreement is in the best interests of each Portfolio of the Fund and its Shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF THE FUND.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

    The Current Agreement provides that, subject to the supervision of the Board, the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the Current Agreement, and that, with respect to each of the Portfolios other than the European Growth Portfolio and the Pacific Growth Portfolio (in respect of which the Sub-Advisory Agreements, described in Proposal 2 below, are in effect), it shall continuously manage the assets of such Portfolios of the Fund in a manner consistent with the investment objectives and policies of the respective Portfolios. With respect to the European Growth Portfolio and the Pacific Growth Portfolio (in respect of which the Sub-Advisory Agreements are in effect), the Current Agreement provides that the Investment Manager shall supervise the management of the assets of such Portfolios in a manner consistent with the investment objectives and policies of the respective Portfolios, and subject to such other limitations and directions as the Board may, from time to time, prescribe.

    The Current Agreement further provides that the Investment Manager shall, at its own expense, enter into Sub-Advisory Agreements for the European Growth Portfolio and the Pacific Growth Portfolio. The Investment Manager has entered into Sub-Advisory Agreements with Morgan Grenfell Investment Services Limited in respect of these Portfolios, which Agreements are described in Proposal 2 below.

    The Investment Manager pays the compensation of the officers of the Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Current Agreement, the Fund pays the Investment Manager compensation which is accrued daily and payable monthly and which is set forth in the table below.

                                                                                    MANAGEMENT FEE
                                                                                  PAID DURING FISCAL
                                                                                      YEAR ENDED         NET ASSETS
NAME OF PORTFOLIO                                  MANAGEMENT FEE RATE                 12/31/96        AS OF 12/31/96
---------------------------------------  ---------------------------------------  ------------------  ----------------
Money Market Portfolio.................  0.50% of daily net assets                   $  1,454,423     $    340,238,041
Quality Income Plus Portfolio..........  0.50% of daily net assets up to $500           2,407,993          474,660,212
                                         million and 0.45% of daily net assets
                                         over $500 million
High Yield Portfolio...................  0.50% of daily net assets                      1,009,452          259,548,541
Utilities Portfolio....................  0.65% of daily net assets up to $500           2,972,835          440,661,866
                                         million and 0.55% of daily net assets
                                         over $500 million
Income Builder Portfolio...............  0.75% of daily net assets                             --(1)                10
Dividend Growth Portfolio..............  0.625% of daily net assets up to $500          5,902,896        1,288,404,427
                                         million, 0.50% of the next $500 million
                                         and 0.475% of daily net assets
                                         exceeding $1 billion
Capital Growth Portfolio...............  0.65% of daily net assets                        509,004           86,862,150
Global Dividend Growth Portfolio.......  0.75% of daily net assets                      2,005,162          334,820,942
European Growth Portfolio..............  1.0% of daily net assets (of which 40%         2,332,742          302,422,054
                                         is paid to a Sub-Adviser)
Pacific Growth Portfolio...............  1.0% of daily net assets (of which 40%         1,397,813          144,536,457
                                         is paid to a Sub-Adviser)
Capital Appreciation Portfolio.........  0.75% of daily net assets                             --(1)                10
Equity Portfolio.......................  0.50% of daily net assets up to $1             2,211,777          521,908,424
                                         billion and 0.475% of daily net assets
                                         over $1 billion
Strategist Portfolio...................  0.50% of daily net assets                      1,994,396          423,767,852

------------------------------
(1) The Income Builder Portfolio and the Capital Appreciation Portfolio commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses (except for any brokerage fees) of these Portfolios and to waive the compensation provided for each of these Portfolios in the Current Agreement, until the earlier of July 21, 1997 or the attainment by the respective Portfolio of $50 million of net assets.

    Under the Current Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager or, with respect to the European Growth Portfolio and the Pacific Growth Portfolio, the Sub-Adviser. Each Portfolio pays all such expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that are borne directly by a Portfolio include, but are not limited to, charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of the Portfolio's cash, portfolio securities and other property, and any share transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Portfolio is a party; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing services; interest payable on Portfolio borrowings; certain taxes; and all costs and expenses in connection with registration and maintenance of registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel). Expenses which are allocated on the basis of size of the respective Portfolios include, but are not limited to, the costs and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to its Shareholders; all expenses of the Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; charges and expenses of legal counsel and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Investment Manager); state franchise taxes; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other charges and costs of the Fund's operations properly payable by the Fund and allocable on the basis of the size of the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    The administrative services called for under the Current Agreement are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.

    The Current Agreement was initially approved by the Board of Trustees on October 30, 1992 and by Northbrook and Allstate New York, pursuant to the instructions of Contract Owners, on January 13, 1993. The Current Agreement was approved with respect to the Global Dividend Growth Portfolio and the Pacific Growth Portfolio by the Board of Trustees on January 28, 1994. The Current Agreement was approved with respect to the Income Builder Portfolio and the Capital Appreciation Portfolio by the Board of Trustees on October 25, 1996.

    After its initial term, the Current Agreement continues in effect from year to year thereafter with respect to each Portfolio, provided that each such continuance with respect to a Portfolio is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of such Portfolio or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. The Current Agreement has been continued in effect from year to year by action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

    The Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or, with respect to a Portfolio, by a vote of a majority of the outstanding voting securities of such Portfolio, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. is the Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Richard
M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC"); James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas
C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

    The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.


    InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Portfolios of the Fund and sets forth the fees payable to InterCapital by such companies, including the Portfolios of the Fund, and their net assets as of March 12, 1997. DWSC also has its offices at Two World Trade Center, New York, New York 10048.



    For the fiscal year ended December 31, 1996, each Portfolio other than the Income Builder Portfolio and the Capital Appreciation Portfolio (which Portfolios commenced operations on January 21, 1997) accrued to DWTC, the Fund's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $1,000. Once the Merger is consummated and the New Agreement is approved, DWTC fully intends to continue to provide the same services to the Fund as are currently being provided.

    The following table sets forth information as to the allocation of brokerage commissions by the Portfolios in operation during the fiscal year ended December 31, 1996, paid to DWR, which is an affiliated broker of the Fund because DWR and InterCapital are under the common control of DWDC:



                                                                                                      PERCENTAGE OF
                                                                                                        AGGREGATE
                                                                          BROKERAGE COMMISSIONS   BROKERAGE COMMISSIONS
                                                                          PAID TO DWR FOR FISCAL  FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                                                          YEAR ENDED 12/31/96           12/31/96
------------------------------------------------------------------------  ----------------------  ----------------------
Money Market Portfolio..................................................                 --                    --
Quality Income Plus Portfolio...........................................                 --                    --
High Yield Portfolio....................................................                 --                    --
Utilities Portfolio.....................................................       $     49,500                 40.93%
Dividend Growth Portfolio...............................................            181,121                 22.73
Capital Growth Portfolio................................................             38,010                 21.50
Global Dividend Growth Portfolio........................................             35,401                  4.64
European Growth Portfolio...............................................                 --                    --
Pacific Growth Portfolio................................................                 --                    --
Equity Portfolio........................................................            220,150                 12.06
Strategist Portfolio....................................................             34,525                  8.04


           (2) APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENTS
         BETWEEN THE INVESTMENT MANAGER AND MORGAN GRENFELL INVESTMENT
                                SERVICES LIMITED

 (THIS PROPOSAL APPLIES TO THE EUROPEAN GROWTH PORTFOLIO AND THE PACIFIC GROWTH
                                PORTFOLIO ONLY)

    The Investment Manager has entered into sub-advisory agreements (each, a "Current Sub-Advisory Agreement" and collectively, the "Current Sub-Advisory Agreements") with Morgan Grenfell Investment Services Limited (the "Sub-Adviser") respecting each of the European Growth Portfolio and the Pacific Growth Portfolio (each, a "Sub-Advised Portfolio" and together, the "Sub-Advised Portfolios"). Pursuant to each agreement, the Sub-Adviser, subject to the overall supervision of the Investment Manager and the Trustees, continuously furnishes investment advice concerning individual security selections, asset allocations and overall economic trends for the Sub-Advised Portfolios.

    At its meeting on February 21, 1997, the Board, including a majority of the Independent Trustees, unanimously approved new sub-advisory agreements respecting each of the Sub-Advised Portfolios (each, a "New Sub-Advisory Agreement" and together, the "New Sub-Advisory Agreements") and recommended that such agreements be submitted to Shareholders for their approval or disapproval, to take effect upon the later of Shareholder approval of the New Sub-Advisory Agreements or consummation of the Merger, for an initial term expiring April 30, 1999. Each New Sub-Advisory Agreement may be continued from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities of the respective Sub-Advised Portfolio (as defined below under "Required Vote") and, in either event, by a vote cast in person of a majority of the Independent Trustees. EACH NEW SUB-ADVISORY AGREEMENT IS IDENTICAL, IN ALL MATERIAL RESPECTS, TO THE CORRESPONDING CURRENT SUB-ADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Sub-Advisory Agreements are fully described under "The Current Sub-Advisory Agreements" below. A form of the New Sub-Advisory Agreements is attached hereto as Appendix C.

    Each New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the respective Sub-Advised Portfolio (as defined below). In the event that Shareholders of a Sub-Advised Portfolio do not approve the New Sub-Advisory Agreement applicable to that Sub-Advised Portfolio, the Current Sub-Advisory Agreement will remain in effect and the Board will take such action as it deems to be in the best interests of the concerned Portfolio and its respective Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Sub-Advisory Agreement. In the event the Merger is not consummated, the Sub-Adviser will continue to provide services to the Sub-Advised Portfolios in accordance with the terms of the respective Current Sub-Advisory Agreements for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees. Each New Sub-Advisory Agreement will not be implemented unless Proposal 1 is also approved by the applicable Shareholders.

    In considering whether to approve each New Sub-Advisory Agreement, the Board considered all materials and information deemed relevant to such determination. Among other things, the Board considered the nature and scope of services to be rendered under each agreement, the quality of the services and personnel of the Sub-Adviser and the appropriateness of the fees that are paid under each New Sub-Advisory Agreement. The Board, in particular, noted that THE TERMS OF EACH NEW SUB-ADVISORY AGREEMENT INCLUDING FEES PAYABLE THEREUNDER ARE IDENTICAL TO THOSE OF THE CORRESPONDING CURRENT SUB-ADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND EXPIRATION. Based upon its review, the Board, including all of the Independent Trustees, determined that the approval of each New Sub-Advisory Agreement was in the best interests of the respective Sub-Advised Portfolio and its Shareholders.

THE CURRENT SUB-ADVISORY AGREEMENTS

    The Current Sub-Advisory Agreements require that the Sub-Adviser provide the Sub-Advised Portfolios with investment advisory services for their investments. The investment advisory services that the Sub-Adviser is required to provide under the Current Sub-Advisory Agreements include, among other things: (i) obtaining and evaluating such information and advice relating to the economy, securities markets and securities as the Sub-Adviser deems necessary to discharge its duties under the respective Current Sub-Advisory Agreements; (ii) making determinations as to which securities the respective Sub-Advised Portfolio should purchase or sell or otherwise dispose of (including the timing of those decisions); and (iii) placing purchase and sale orders on behalf of the Sub-Advised Portfolios, as the Sub-Adviser deems necessary or appropriate.

    Each Current Sub-Advisory Agreement provides that the Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreement. The Sub-Adviser also bears other costs of rendering the investment advisory services performed by it pursuant to each Current Sub-Advisory Agreement, including such clerical help and bookkeeping services as it may require.

    In return for the services it renders under each Current Sub-Advisory Agreement, the Sub-Adviser is paid by the Investment Manager monthly compensation equal to 40% of the Investment Manager's compensation receivable pursuant to the Current Agreement (see Proposal 1 for more information regarding the fees payable under the Current Agreement). Any subsequent change in the Current Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Adviser. During the Fund's last fiscal year, the Investment Manager accrued to the Sub-Adviser compensation under each Current Sub-Advisory Agreement of $933,097 and $559,125 with respect to the European Growth Portfolio and the Pacific Growth Portfolio, respectively.

    The table below sets forth the dates each Current Sub-Advisory Agreement was first approved by the Board and last approved by the appropriate Shareholders.

                                                                      DATE CURRENT SUB-ADVISORY
                                                                         AGREEMENT WAS FIRST          DATE OF LAST
                                                                          APPROVED BY BOARD      SHAREHOLDER APPROVAL OF
                                                                      (INCLUDING A MAJORITY OF    CURRENT SUB-ADVISORY
CURRENT SUB-ADVISORY AGREEMENT APPLICABLE TO:                         THE INDEPENDENT TRUSTEES)         AGREEMENT
--------------------------------------------------------------------  -------------------------  -----------------------
European Growth Portfolio...........................................         October 30, 1992          January 13, 1993
Pacific Growth Portfolio............................................         January 28, 1994          February 8, 1994

    Each Current Sub-Advisory Agreement provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that such continuance is approved by the vote of a majority of the outstanding voting securities (as defined below) of the concerned Sub-Advised Portfolio or by the Trustees and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Prior to the Board's February 21, 1997 meeting, the most recent approval of each Current Sub-Advisory Agreement occurred at a meeting of the Board held on April 17, 1996.

    Each Current Sub-Advisory Agreement also provides that it may be terminated at any time by the Sub-Adviser, the Investment Manager, the Board (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities of each Sub-Advised Portfolio (as defined below), in each instance without the payment of any penalty, on thirty days' notice. Each Current Sub-Advisory Agreement also terminates in the event of the termination of the Current Agreement (as discussed above) or in the event of its assignment.

REQUIRED VOTE

    Each New Sub-Advisory Agreement cannot be implemented unless approved at the Meeting by a majority of the outstanding voting securities of the applicable Sub-Advised Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the applicable Sub-Advised Portfolio present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the applicable Sub-Advised Portfolio, whichever is less.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE EUROPEAN GROWTH PORTFOLIO AND THE PACIFIC GROWTH PORTFOLIO VOTE FOR APPROVAL OF THE APPLICABLE NEW SUB-ADVISORY AGREEMENT.

THE SUB-ADVISER


    The Sub-Adviser was organized as a limited company incorporated in England and Wales in 1972 and manages, as of December 31, 1996, assets of approximately $13.8 billion primarily for U.S. and Canadian corporate and public employee benefit plans, investment companies, endowments and foundations. The Sub-Adviser is a wholly-owned subsidiary of London based Morgan Grenfell Asset Management Limited, whose subsidiaries in total manage, as of December 31, 1996, assets of over $118.8 billion. Morgan Grenfell Asset Management Limited is itself a wholly-owned subsidiary of Deutsche Morgan Grenfell Group plc which is wholly-owned by Deutsche Bank AG, an international commercial and investment banking group. The Sub-Adviser and Morgan Grenfell Asset Management Limited's principal offices are located at 20 Finsbury Circus, London, England. Morgan Grenfell Group plc's principal office is located at 23 Great Winchester Street, London, England. Deutsche Bank AG's principal office is located at Taunusanlage 12, Frankfurt, Germany.


    Appendix D to this Proxy Statement lists the investment companies for which the Sub-Adviser serves as an investment adviser and which have investment objectives similar to that of one or more of the Portfolios, and sets forth the fees payable to the Sub-Adviser by such companies, including the Portfolios, and their net assets as of March 12, 1997.



    The Principal Executive Officer and Directors of the Sub-Adviser and their principal occupations are respectively as follows: Michael Bullock, Chairman of the Board of Directors; Patrick W. W. Disney, Chief Executive Officer and Director of the Sub-Adviser; Graham D. Bamping, Julian R. Johnston, Ian D. Kelson, Neil P. Jenkins, Richard L. Lamb, Jeremy G. Lodwick, William G. M. Thomas, Patrick N. C. Walker, Stephen A. J. Ward and Richard C. Wilson, Directors of the Sub-Adviser. The business address of the foregoing Directors and Executive Officer is 20 Finsbury Circus, London, England.


    During the fiscal year ended December 31, 1996, the Pacific Growth Portfolio paid brokerage commissions to Morgan Grenfell Asia and Partners Securities Pte Limited and Morgan Grenfell Asia Securities (Hong Kong) Limited, which are affiliated persons of the Sub-Adviser, in the amounts of $2,146 and $14,787, respectively, which amounts represented 0.24% and 1.68%, respectively, of the total brokerage commissions paid by the Pacific Growth Portfolio during the year.

                            (3) ELECTION OF TRUSTEES


    The number of Trustees has been fixed by the Board at nine. There are presently eight Trustees, all of whom are standing for re-election at the Meeting for indefinite terms. In addition, the Board has nominated Wayne E. Hedien for election as Trustee at the Meeting for the first time.



    Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are Independent Trustees. Mr. Hedien, who has been nominated for election at the Meeting, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as such term is defined in the 1940 Act) of the Fund and InterCapital and, thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. Other than Messrs. Bozic, Purcell and Schroeder, who were elected as Trustees by the other Trustees of the Fund, all of the members of the Board currently serving were previously elected at a meeting of Shareholders.



    The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, positions with the Funds, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Fund, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds"). As of the record date for the Meeting, no Trustee was a Contract Owner under the Accounts.


    The nominees for Trustee to be elected at the Meeting are:

    MICHAEL BOZIC, Trustee since April 1994*; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of

------------------------
*This date is the date the Trustee began serving the Dean Witter Funds complex.

Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

    CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).


    EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp. (health insurance); member of the board of various civic and charitable organizations.


    JOHN R. HAIRE, Trustee since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).


    WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.



    DR. MANUEL H. JOHNSON, Trustee since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).



    MICHAEL E. NUGENT, Trustee since July 1991*; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.


    PHILIP J. PURCELL, Trustee since April 1994*; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

------------------------

*This date is the date the Trustee began serving the Dean Witter Funds complex.

    JOHN L. SCHROEDER, Trustee since April 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).

    The other executive officers of the Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; Peter M. Avelar, Vice President; Mark Bavoso, Vice President; Patricia A. Cuddy, Vice President; Edward F. Gaylor, Vice President; Peter Hermann, Vice President; Kenton J. Hinchliffe, Vice President; Michael G. Knox, Vice President; Anita H. Kolleeny, Vice President; Paula La Costa, Vice President; Jonathan R. Page, Vice President; Rochelle G. Siegel, Vice President; Paul D. Vance, Vice President; Ronald J. Worobel, Vice President; Michelle Kaufman, Assistant Vice President; and Thomas F. Caloia, Treasurer. In addition, Kevin Hurley and Jayne Stevlingson are Vice Presidents of the Fund and Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.


    Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Bavoso is 36 years old and is currently Senior Vice President of InterCapital (since June 1993). He was previously Vice President of InterCapital. Ms. Cuddy is 42 years old and is currently Vice President of InterCapital (since June 1994). She was previously Senior Vice President of Dreyfus Corporation. Mr. Gaylor is 55 years old and is currently Senior Vice President of InterCapital. Mr. Hermann is 36 years old and is currently Vice President of InterCapital (since March 1994). He was previously a portfolio manager with The Bank of New York (August 1987-February
1994). Mr. Hinchliffe is 52 years old and is currently Senior Vice President of InterCapital. Mr. Knox is 30 years old and is currently Vice President of InterCapital (since August 1993). Prior thereto he was with Eagle Asset Management, Inc. Ms. Kolleeny is 41 years old and is currently Senior Vice President of InterCapital. Ms. La Costa is 45 years old and is currently Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Ms. Siegel is 48 years old and is currently Senior Vice President of InterCapital. Mr. Vance is 61 years old and is currently Senior Vice President of InterCapital. Mr. Worobel is 54 years old and is currently Senior Vice President of InterCapital. He was previously Vice President of InterCapital (June 1992-June 1993) and prior thereto was Managing Director at MacKay-Shields Financial Corp. (February 1989-June 1992). Ms. Kaufman is 32 years old and is currently Assistant Vice President of InterCapital (since May 1995) and portfolio manager with InterCapital (since September 1993). She was previously a security analyst with Woodward and Associates (March-August 1993), JRO and Associates (December 1992) and the First Manhattan Company (January 1990-November 1992). Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Hurley is 52

------------------------

*This date is the date the Trustee began serving the Dean Witter Funds complex.

years old and is currently Senior Vice President of InterCapital (since February
1995). He was previously a private investor (January 1994-February 1995) and prior thereto was Managing Director of Ark Asset Management Co., Inc. for five years. Ms. Stevlingson is 37 years old and is currently Vice President of InterCapital (since October 1992). She was previously Assistant Vice President of Bankers Trust New York Corp. Other than Messrs. Scanlan, Giambrone, McAlinden, Hermann, Knox, Worobel and Hurley and Mses. Cuddy, Kaufman and Stevlingson, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.



    Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Trustees of the Fund will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the indepen-dence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.


    For the fiscal year ended December 31, 1996, the Board of Trustees of the Fund held eleven meetings, and the Audit Committee, the Committee of the Independent Trustees and the Audit Committee held three, ten and three meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.


DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN
  WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate

Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

    The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

    As of the Record Date, none of the Trustees of the Fund was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than 1 percent of each Portfolio's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996.

                               FUND COMPENSATION

                                                                                         AGGREGATE
                                                                                       COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                                            FROM THE FUND
-------------------------------------------------------------------------------------  -------------
Michael Bozic........................................................................    $   1,800
Edwin J. Garn........................................................................        1,850
John R. Haire........................................................................        3,950
Dr. Manuel H. Johnson................................................................        1,800
Michael E. Nugent....................................................................        1,800
John L. Schroeder....................................................................        1,800

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233


    As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1996 and from the 57 Dean Witter Funds as of December 31, 1996.
------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent to the Regular Benefit.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                                 FOR ALL FUNDS                      RETIREMENT               ESTIMATED ANNUAL
                                     -------------------------------------           BENEFITS                    BENEFITS
                                          ESTIMATED                                 ACCRUED AS              UPON RETIREMENT(2)
                                       CREDITED YEARS        ESTIMATED               EXPENSES            -------------------------
                                        OF SERVICE AT      PERCENTAGE OF    ---------------------------    FROM
                                         RETIREMENT           ELIGIBLE        BY THE         BY ALL         THE        FROM ALL
NAME OF INDEPENDENT TRUSTEE             (MAXIMUM 10)        COMPENSATION       FUND      ADOPTING FUNDS    FUND     ADOPTING FUNDS
-----------------------------------  -------------------  ----------------  -----------  --------------  ---------  --------------
Michael Bozic......................              10              50.0%      $     381      $   20,147          950    $   51,325
Edwin J. Garn......................              10              50.0             553          27,772          950        51,325
John R. Haire......................              10              50.0            (271)(3)       46,952       2,335       129,550
Dr. Manuel H. Johnson..............              10              50.0             231          10,926          950        51,325
Michael E. Nugent..................              10              50.0             396          19,217          950        51,325
John L. Schroeder..................               8              41.7             736          38,700          792        42,771

------------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.


    The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving (if elected, Mr. Hedien's term will commence September 1, 1997). If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees. The election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.


    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION.


 (4) APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE INVESTMENT POLICIES OF THE MONEY MARKET PORTFOLIO TO AUTHORIZE THE BOARD TO MODIFY THE INVESTMENT POLICIES
                         OF THE MONEY MARKET PORTFOLIO
           (THIS PROPOSAL APPLIES TO THE MONEY MARKET PORTFOLIO ONLY)



    The Money Market Portfolio of the Fund has certain investment policies that are fundamental and are therefore changeable only by a vote of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio. With respect to the fundamental investment policies set forth below, the Board of Trustees considered and approved for submission to the Shareholders of the Money Market Portfolio a recommendation by InterCapital that such investment policies be considered non-fundamental. The Board believes that adopting the proposed amendment to the investment policies would be beneficial to the Shareholders of the Money Market Portfolio because it will allow the Portfolio to modify these policies at a later date to respond to changes in regulatory policies or changes in market conditions without the delay and expense of seeking Shareholder approval. Changes to non-fundamental investment policies only require approval of the Fund's Board of Trustees. Any such changes would be reflected in a revised Prospectus which would be provided to Shareholders.

    Under its existing fundamental investment policies, the Money Market Portfolio may invest in the following instruments:


        (i) Obligations issued or guaranteed as to principal and interest by the United States or its agencies or its instrumentalities, including Treasury bills, notes and bonds.

        (ii) Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks, except to the extent set forth below.

        (iii) Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more.

        (iv) Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more.

        (v) Certificates of deposit of banks and saving institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate.

        (vi) Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("Standard & Poor's") or the highest grade by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard and Poor's or Aa by Moody's.

        (vii) Corporate obligations, rated at least A by Standard & Poor's or Moody's maturing in one year or less.

    At the current time, the Board intends to make two changes to bring the investment policies of the Money Market Portfolio into conformity with amendments enacted during the last several years to Rule 2a-7 under the 1940 Act with respect to taxable money market funds. The first change would modify references in the Portfolio's investment policies with respect to commercial paper and corporate obligations by deleting the references to ratings by Standard & Poor's and Moody's and replacing them with references to ratings by two nationally recognized statistical rating organizations ("NRSROs"). This change reflects the current marketplace in which Standard & Poor's and Moody's are no longer the only NRSROs, and parallels the requirements set forth in Rule 2a-7. The second change would be that no single instrument purchased by the Money Market Portfolio may have a maturity in excess of thirteen months (currently the limit is twelve months).

    The Board does not presently contemplate any other changes to the Money Market Portfolio's investment policies, although approval of this proposal will allow the Board to adopt such changes to the Portfolio's investment policies as it determines to be appropriate in the future. The Board believes that adoption of this proposal is in the best interests of Shareholders because it would afford the Money Market Portfolio greater flexibility to respond promptly to market or regulatory changes in the future. If the proposed change is not approved, changes to investment policies could take place only following the delay of a special Shareholder meeting held at the expense of shareholders of the Portfolio.

REQUIRED VOTE

    To become effective, the proposed changes to the Money Market Portfolio's investment policies must be approved by the vote of a majority of the outstanding voting securities of the Portfolio. As indicated earlier, such majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present; or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MONEY MARKET PORTFOLIO VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE INVESTMENT POLICIES OF THE MONEY MARKET PORTFOLIO TO AUTHORIZE THE BOARD TO MODIFY THE INVESTMENT POLICIES OF THE PORTFOLIO.

     (5) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as the Fund's independent accountants for the fiscal year ending December 31, 1997. The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for the Fund since its inception, and has no direct or indirect financial interest in the Fund.

    A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.

    Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Fund or, if applicable, one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's or, if applicable, the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold regular shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    THE FUND'S MOST RECENT ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DWTC, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL FREE)).

                          INTEREST OF CERTAIN PERSONS

    DWDC, DWR, the Investment Manager, DWSC, Distributors and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

    The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                                  By Order of the Board of
                                          Trustees

                                                  BARRY FINK
                                                  SECRETARY

                                                                      APPENDIX A

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT made as of the [  ] day of [     ], 1997, by and between Dean
Witter Variable Investment Series, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

    WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

    WHEREAS, The Fund is authorized to issue shares of beneficial interest in separate portfolios (the "Portfolios") with each Portfolio representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, The Fund presently offers shares in several Portfolios, such Portfolios together with all other Portfolios subsequently established by the Fund with respect to which the Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Portfolios"; and

    WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

    Now, Therefore, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

     1. The Fund hereby retains the Investment Manager to act as investment manager of the Portfolios and, subject to the supervision of the Trustees, to supervise the investment activities of the Portfolios as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; with respect to the Portfolios other than the European Growth Portfolio and the Pacific Growth Portfolio, shall continuously manage the assets of the Portfolios in a manner consistent with the investment objectives and policies of the Portfolios and shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Portfolios and the timing of such purchases, sales and dispositions; with respect to the European Growth Portfolio and the Pacific Growth Portfolio, shall supervise the management of the assets of the Portfolio in a manner consistent with the investment objectives and policies of the Portfolio and subject to such other limitations and directions as the Trustees of the Fund may from time to time prescribe; and shall take such further action, including the placing of purchase and sale orders on behalf of the Portfolios other than the European Growth Portfolio and the Pacific Growth Portfolio, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

      In the event the Fund establishes another Portfolio other than the current Portfolios with respect to which it desires to retain the Investment Manager to render investment advisory services hereunder, it shall notify the

Investment Manager in writing. If the Investment Manager is willing to render such services, it shall notify the Fund in writing, whereupon such other Portfolio shall become a Portfolio hereunder.

     2. The Investment Manager shall, at its own expense, enter into Sub-Advisory Agreements in respect of the European Growth Portfolio and the Pacific Growth Portfolio with a Sub-Adviser or Sub-Advisers to make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the European Growth Portfolio or the Pacific Growth Portfolio and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Portfolio, as the Sub-Adviser, in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Adviser with the investment policies and restrictions of the Portfolio and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

     3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

     4. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the various Portfolios of the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rates to the daily net assets of the respective Portfolios determined as of the close of each business day: (a) each of the Money Market Portfolio, the High Yield Portfolio and the Strategist Portfolio -- 0.50% of daily net assets; (b) the Equity Portfolio -- 0.50% of daily net assets up to $1 billion and 0.475% of daily net assets over $1 billion; (c) the Quality Income Plus Portfolio -- 0.50% of daily net assets up to $500 million and 0.45% of daily net assets over $500 million; (d) the Utilities Portfolio -- 0.65% of daily net assets up to $500 and 0.55% of daily net assets over $500 million; (e) the Dividend Growth Portfolio -- 0.625% of daily net assets up to $500 million; 0.50% of the next $500 million; and 0.475% of daily net assets over $1 billion;
(f) the Capital Growth Portfolio -- 0.65% of daily net assets; (g) each of the Income Builder Portfolio, the Global Dividend Growth Portfolio and the Capital Appreciation Portfolio -- 0.75% of daily net assets; and (h) each of the European Growth Portfolio and the Pacific Growth Portfolio -- 1.00% of daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the net assets of the respective Portfolios each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

      Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

     8. In the event that the operating expenses of any of the Money Market Portfolio, the High Yield Portfolio, the Equity Portfolio, the Quality Income Plus Portfolio, the Strategist Portfolio, the Utilities Portfolio or the Dividend Growth Portfolio, including amounts payable to the Investment Manager pursuant to paragraph 7 hereof, for any year ending on a date on which this Agreement is in effect exceed 1.5% of the average daily net assets of such Portfolio up to $30 million and 1.0% of the average daily net assets of such Portfolio in excess of $30 million (the "expense limitation" of these Portfolios), or in the event that the operating expenses of any of the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio or the Pacific Growth Portfolio, including amounts payable to the Investment Manager pursuant to paragraph 7 hereof, for any year ending on a date on which this Agreement is in effect exceed 2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million (the "expense limitation" of these Portfolios), the Investment Manager shall reduce its management fee in respect of such Portfolio to the extent of such excess and will reimburse such Portfolio for annual operating expenses in excess of the applicable expense limitation, up to the amount of the management fee for that Portfolio which otherwise would be payable for that year; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by such Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to such Portfolio as at the end of the last business day of the month.

     9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    11. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Portfolio provided such continuance with respect to a Portfolio is approved at least annually by the vote of holders of a majority (as defined in the Act) of the outstanding voting securities of such Portfolio or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or, with respect to a Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

      Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Fund, unless such approval shall be required by any other applicable law or otherwise.

    12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

    13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    14. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment

Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter," or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

    The Declaration of Trust establishing Dean Witter Variable Investment Series, dated February 24, 1983, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Dean Witter Variable Investment Series refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean Witter Variable Investment Series shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Dean Witter Variable Investment Series, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                        DEAN WITTER VARIABLE INVESTMENT SERIES

                                        By
                                        ......................................

Attest:

 .....................................

                                        DEAN WITTER INTERCAPITAL INC.

                                        By
                                        ......................................

Attest:

 .....................................

                                                                      APPENDIX B

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Money Market Portfolio of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fees rate(s) applicable to such investment company.


                                                                                                      CURRENT INVESTMENT
                                                                               NET ASSETS           MANAGEMENT FEE RATE(S)
                                                                             AS OF 03/12/97      AS A PERCENTAGE OF NET ASSETS
                                                                             ---------------  -----------------------------------
       1.  ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST.........................  $   440,611,354  0.50% on assets up to $500 million,
                                                                                              scaled down at various asset levels
                                                                                              to 0.25% on assets over $3 billion
       2.  ACTIVE ASSETS GOVERNMENT SECURITIES TRUST.......................  $   681,982,027  0.50% on assets up to $500 million,
                                                                                              scaled down at various asset levels
                                                                                              to 0.25% on assets over $3 billion
       3.  ACTIVE ASSETS MONEY TRUST.......................................  $ 8,921,354,553  0.50% on assets up to $500 million, scaled down at various asset levels
                                                                                              to 0.25% on assets over $3 billion
       4.  ACTIVE ASSETS TAX-FREE TRUST....................................  $ 1,751,293,513  0.50% on assets up to $500 million, scaled down at various asset levels
                                                                                              to 0.25% on assets over $3 billion
       5.  DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST..............      266,303,159
                                                                             $                0.50% on assets up to $500 million,
                                                                                              scaled down at various asset levels
                                                                                              to 0.25% on assets over $3 billion
       6.  DEAN WITTER LIQUID ASSET FUND INC. .............................  $12,519,913,252  0.50% on assets up to $500 million, scaled down at various asset levels
                                                                                              to 0.248% on assets over $17.5
                                                                                              billion
       7.  DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST...............       41,418,939
                                                                             $                0.50% on assets up to $500 million,
                                                                                              scaled down at various asset levels
                                                                                              to 0.25% on assets over $3 billion
       8.  DEAN WITTER TAX-FREE DAILY INCOME TRUST.........................  $   555,640,894  0.50% on assets up to $500 million,
                                                                                              scaled down at various asset levels
                                                                                              to 0.25% on assets over $3 billion
       9.  DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST..................      933,178,675
                                                                             $                0.50% on assets up to $500 million,
                                                                                              scaled down at various asset levels
                                                                                              to 0.25% on assets over $3 billion
      10.  DEAN WITTER RETIREMENT SERIES:
           (A) LIQUID ASSET SERIES.........................................  $    23,818,464  0.50%(1)
           (B) U.S. GOVERNMENT MONEY MARKET SERIES.........................  $     7,400,809  0.50%(1)
      11.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
           (A) MONEY MARKET PORTFOLIO......................................  $    84,905,881  0.50%
      12.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) MONEY MARKET PORTFOLIO......................................  $   339,300,697  0.50%


------------------------------
 * Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Quality Income Plus Portfolio and the High Yield Portfolio of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 1997 and the investment management fee rate(s) applicable to such investment company.


                                                                                                   CURRENT INVESTMENT
                                                                             NET ASSETS          MANAGEMENT FEE RATE(S)
                                                                           AS OF 03/12/97     AS A PERCENTAGE OF NET ASSETS
                                                                           --------------  -----------------------------------
       1.  DEAN WITTER HIGH YIELD SECURITIES INC.*.......................   $472,422,555   0.50% on assets up to $500 million,
                                                                                           scaled down at various asset levels
                                                                                           to 0.30% on assets over $3 billion
       2.  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST*.................  6$,138,047,889  0.50% on assets up to $1 billion, scaled down at various asset levels
                                                                                           to 0.30% on assets over $12.5
                                                                                           billion
       3.  DEAN WITTER CONVERTIBLE SECURITIES TRUST*.....................   $258,071,153   0.60% on assets up to $750 million,
                                                                                           scaled down at various asset levels
                                                                                           to 0.425% on assets over $3 billion
       4.  DEAN WITTER FEDERAL SECURITIES TRUST*.........................   $664,434,512   0.55% on assets up to $1 billion,
                                                                                           scaled down at various asset levels
                                                                                           to 0.35% on assets over $12.5
                                                                                           billion
       5.  INTERCAPITAL INCOME SECURITIES INC.**.........................   $212,194,831   0.50%
       6.  HIGH INCOME ADVANTAGE TRUST**.................................   $151,432,410   0.75% on assets up to $250 million,
                                                                                           scaled down at various asset levels
                                                                                           to 0.30% on assets over $1 billion
       7.  HIGH INCOME ADVANTAGE TRUST II**..............................   $202,120,811   0.75% on assets up to $250 million,
                                                                                           scaled down at various asset levels
                                                                                           to 0.30% on assets over $1 billion
       8.  HIGH INCOME ADVANTAGE TRUST III**.............................   $ 78,703,844   0.75% on assets up to $250 million,
                                                                                           scaled down at various asset levels
                                                                                           to 0.30% on assets over $1 billion
       9.  DEAN WITTER INTERMEDIATE INCOME SECURITIES*...................   $183,322,983   0.60% on assets up to $500 million,
                                                                                           scaled down at various asset levels
                                                                                           to 0.30% on assets over $1 billion
      10.  DEAN WITTER WORLD WIDE INCOME TRUST*..........................   $106,393,288   0.75% on assets up to $250 million,
                                                                                           scaled down at various asset levels
                                                                                           to 0.30% on assets over $1 billion
      11.  DEAN WITTER GOVERNMENT INCOME TRUST**.........................   $425,720,030   0.60%
      12.  DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.*...............     76,976,109
                                                                            $              0.55% on assets up to $500 million
                                                                                           and 0.50% on assets over $500
                                                                                           million
      13.  DEAN WITTER PREMIER INCOME TRUST*.............................   $ 15,604,354   0.50% (of which 40% is paid to a
                                                                                           Sub-Adviser)
      14.  DEAN WITTER SHORT-TERM U.S. TREASURY TRUST*...................   $255,026,002   0.35%
      15.  DEAN WITTER DIVERSIFIED INCOME TRUST*.........................   $825,332,503   0.40%
      16.  DEAN WITTER SHORT-TERM BOND FUND*.............................   $ 39,265,837   0.70%(1)
      17.  DEAN WITTER HIGH INCOME SECURITIES*...........................  1$,105,732,108  0.50% on assets up to $500 million and 0.425% on assets over $500
                                                                                           million.
      18.  PRIME INCOME TRUST**..........................................  1$,133,529,314  0.90% on assets up to $500 million and 0.85% on assets over $500
                                                                                           million
      19.  DEAN WITTER BALANCED INCOME FUND*.............................   $ 50,991,701   0.60%

                                                                                                   CURRENT INVESTMENT
                                                                             NET ASSETS          MANAGEMENT FEE RATE(S)
                                                                           AS OF 03/12/97     AS A PERCENTAGE OF NET ASSETS
                                                                           --------------  -----------------------------------
      20.  DEAN WITTER RETIREMENT SERIES:*
           (a) U.S. GOVERNMENT SECURITIES SERIES.........................   $ 10,596,158   0.65% (2)
           (b) INTERMEDIATE INCOME SECURITIES SERIES.....................   $  2,261,816   0.65% (2)

      21.  DEAN WITTER VARIABLE INVESTMENT SERIES:***
           (a) QUALITY INCOME PLUS PORTFOLIO.............................   $459,554,792   0.50% on assets up to $500 million
                                                                                           and 0.45% on assets over $500
                                                                                           million
           (b) HIGH YIELD PORTFOLIO......................................   $277,126,804   0.50%

      22.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:***
           (a) DIVERSIFIED INCOME PORTFOLIO..............................   $ 37,415,339   0.40%
           (b)NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO.............   $  4,484,769   0.65% (of which 40% is paid to a
                                                                                           Sub-Adviser)
      23.  DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST*............      1,962,920
                                                                            $              0.35%(3)


------------------------------
  * Open-end investment company.

 ** Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, from January 1, 1997 through April 30, 1997, to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company in respect of each Series to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the average daily net assets of the pertinent Series.


(3) InterCapital has undertaken to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 27, 1997, whichever occurs first.

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Utilities Portfolio, the Dividend Growth Portfolio, the Capital Growth Portfolio, the Global Dividend Growth Portfolio, the European Growth Portfolio, the Pacific Growth Portfolio, the Capital Appreciation Portfolio, the Equity Portfolio and the Strategist Portfolio of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fee rate(s) applicable to such investment company.


                                                                            NET ASSETS AS    CURRENT INVESTMENT MANAGEMENT FEE
                                                                                 OF                       RATE(S)
                                                                              03/12/97         AS A PERCENTAGE OF NET ASSETS
                                                                           ---------------  -----------------------------------
       1.  DEAN WITTER AMERICAN VALUE FUND...............................  $ 3,370,632,376  0.625% on assets up to $250 million, scaled down at various
                                                                                            asset levels to 0.475% on assets
                                                                                            over $2.5 billion
       2.  DEAN WITTER BALANCED GROWTH FUND..............................  $   125,426,874  0.60%
       3.  DEAN WITTER CAPITAL APPRECIATION FUND.........................  $   323,927,003  0.75%
       4.  DEAN WITTER CAPITAL GROWTH SECURITIES.........................  $   505,754,103  0.65% on assets up to $500 million,
                                                                                            scaled down at various asset levels
                                                                                            to 0.475% on assets over $1.5
                                                                                            billion
       5.  DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST................      726,490,573
                                                                           $                0.50% on assets up to $500 million
                                                                                            and 0.475% on assets over $500
                                                                                            million
       6.  DEAN WITTER DIVIDEND GROWTH SECURITIES INC....................  $13,188,289,520  0.625% on assets up to $250 million, scaled down at various
                                                                                            asset levels to 0.30% on assets
                                                                                            over $10 billion
       7.  DEAN WITTER EUROPEAN GROWTH FUND INC..........................  $ 1,509,995,436  1.00% on assets up to $500 million and 0.95% on assets over $500
                                                                                            million (of which 40% is paid to a
                                                                                            Sub-Adviser)
       8.  DEAN WITTER FINANCIAL SERVICES TRUST..........................  $   154,411,700  0.75%
       9.  DEAN WITTER GLOBAL ASSET ALLOCATION FUND......................  $    64,921,778  1.00% (of which 60% is paid to two
                                                                                            Sub-Advisers)
      10.  DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES.................    3,065,931,979
                                                                           $                0.75% on assets up to $1 billion,
                                                                                            scaled down at various asset levels
                                                                                            to 0.675% on assets over $2.5
                                                                                            billion
      11.  DEAN WITTER GLOBAL UTILITIES FUND.............................  $   354,011,304  0.65%
      12.  DEAN WITTER HEALTH SCIENCES TRUST.............................  $   463,792,920  1.00% on assets up to $500 million
                                                                                            and 0.95% on assets over $500
                                                                                            million
      13.  DEAN WITTER INCOME BUILDER FUND...............................  $   245,689,401  0.75%
      14.  DEAN WITTER INFORMATION FUND..................................  $   239,136,659  0.75%
      15.  DEAN WITTER INTERNATIONAL SMALLCAP FUND.......................  $   109,461,789  1.25% (of which 40% is paid to a
                                                                                            Sub-Adviser)
      16.  DEAN WITTER JAPAN FUND........................................  $   193,493,375  1.0% (of which 40% is paid to a
                                                                                            Sub-Adviser)
      17.  DEAN WITTER MARKET LEADER TRUST...............................  $       100,000  0.75% (1)
      18.  DEAN WITTER MID-CAP GROWTH FUND...............................  $   409,527,028  0.75%
      19.  DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.......      255,182,300
                                                                           $                0.625% on assets up to $250 million
                                                                                            and 0.50% on assets over $250
                                                                                            million

                                                                                             CURRENT INVESTMENT MANAGEMENT FEE
                                                                            NET ASSETS AS                 RATE(S)
                                                                                 OF            AS A PERCENTAGE OF NET ASSETS
                                                                              03/12/97                       -
                                                                           ---------------
      20.  DEAN WITTER PACIFIC GROWTH FUND INC...........................  $ 1,504,922,981  1.00% on assets up to $1 billion and 0.95% on assets over $1 billion
                                                                                            (of which 40% is paid to a
                                                                                            Sub-Adviser)

      21.  DEAN WITTER PRECIOUS METALS AND MINERALS TRUST................       59,639,235
                                                                           $                0.80%

      22.  DEAN WITTER SPECIAL VALUE FUND................................  $   246,216,395  0.75%

      23.  DEAN WITTER STRATEGIST FUND...................................  $ 1,435,020,832  0.60% on assets up to $500 million, scaled down at various asset levels
                                                                                            to 0.475% on assets over $1.5
                                                                                            billion

      24.  DEAN WITTER UTILITIES FUND....................................  $ 2,517,911,689  0.65% on assets up to $500 million, scaled down at various asset levels
                                                                                            to 0.425% on assets over $5 billion

      25.  DEAN WITTER VALUE-ADDED MARKET SERIES.........................  $ 1,232,708,381  0.50% on assets up to $500 million, scaled down at various asset levels
                                                                                            to 0.425% on assets over $1 billion

      26.  DEAN WITTER WORLD WIDE INVESTMENT TRUST.......................  $   438,134,738  1.0% on assets up to $500 million
                                                                                            and 0.95% on assets over $500
                                                                                            million (of which 40% is paid to a
                                                                                            Sub-Adviser)

      27.  DEAN WITTER RETIREMENT SERIES:
           (A) AMERICAN VALUE SERIES.....................................  $    44,710,329  0.85% (2)
           (B) CAPITAL GROWTH SERIES.....................................  $     2,753,853  0.85% (2)
           (C) DIVIDEND GROWTH SERIES....................................  $    92,596,787  0.75% (2)
           (D) GLOBAL EQUITY SERIES......................................  $    16,316,755  1.00% (2)
           (E) STRATEGIST SERIES.........................................  $    22,235,461  0.85% (2)
           (F) UTILITIES SERIES..........................................  $     5,890,044  0.75% (2)
           (G) VALUE-ADDED MARKET SERIES.................................  $    19,935,888  0.50% (2)

      28.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
           (A) AMERICAN VALUE PORTFOLIO..................................  $   142,691,109  0.625%
           (B) BALANCED PORTFOLIO........................................  $    46,432,529  0.75% (of which 40% is paid to a
                                                                                            Sub-Adviser)
           (C) CORE EQUITY PORTFOLIO.....................................  $    22,871,602  0.85% (of which 40% is paid to a
                                                                                            Sub-Adviser)
           (D) DEVELOPING GROWTH PORTFOLIO...............................  $    62,776,199  0.50%
           (E) DIVIDEND GROWTH PORTFOLIO.................................  $   313,542,513  0.625%
           (F) EMERGING MARKETS PORTFOLIO................................  $    21,698,779  1.25% (of which 40% is paid to a
                                                                                            Sub-Adviser)
           (G) GLOBAL EQUITY PORTFOLIO...................................  $    68,541,265  1.00%
           (H) MID-CAP GROWTH PORTFOLIO..................................  $     3,805,149  0.75% (3)
           (I) UTILITIES PORTFOLIO.......................................  $    36,684,324  0.65%
           (J) VALUE-ADDED MARKET PORTFOLIO..............................  $    87,489,055  0.50%

      29.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) CAPITAL APPRECIATION PORTFOLIO............................  $     8,143,548  0.75% (4)
           (B) CAPITAL GROWTH PORTFOLIO..................................  $    94,830,181  0.65%
           (C) DIVIDEND GROWTH PORTFOLIO.................................  $ 1,411,963,686  0.625% on assets up to $500 million, scaled down at various
                                                                                            asset levels to 0.475% on assets
                                                                                            over $1 billion

                                                                            NET ASSETS AS    CURRENT INVESTMENT MANAGEMENT FEE
                                                                                 OF                       RATE(S)
                                                                              03/12/97         AS A PERCENTAGE OF NET ASSETS
                                                                           ---------------  -----------------------------------
           (D) EQUITY PORTFOLIO..........................................  $   582,707,983  0.50% on assets up to $1 billion
                                                                                            and 0.475% on assets over $1
                                                                                            billion
           (E) EUROPEAN GROWTH PORTFOLIO.................................  $   327,394,722  1.00% (of which 40% is paid to a
                                                                                            Sub-Adviser)
           (F) GLOBAL DIVIDEND GROWTH PORTFOLIO..........................  $   361,396,602  0.75%
           (G) INCOME BUILDER PORTFOLIO..................................  $     8,047,838  0.75% (4)
           (H) PACIFIC GROWTH PORTFOLIO..................................  $   136,946,030  1.00% (of which 40% is paid to a
                                                                                            Sub-Adviser)
           (I) STRATEGIST PORTFOLIO......................................  $   446,279,938  0.50%
           (J) UTILITIES PORTFOLIO.......................................  $   423,303,421  0.65% on assets up to $500 million
                                                                                            and 0.55% on assets over $500
                                                                                            million


------------------------------

* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken to assume all operating expenses of Dean Witter Market Leader Trust (except for any 12b-1 fees and brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until six months from that company's commencement of operations. Dean Witter Market Leader Trust is expected to commence operations on or about April 28, 1997.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

(3) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(4) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Income Builder Portfolio and the Capital Appreciation Portfolio of Dean Witter Variable Investment Series and to waive the compensation provided for each of these Portfolios in its investment management agreement with that company.

                                                                      APPENDIX C

                       FORM OF NEW SUB-ADVISORY AGREEMENT

    AGREEMENT made as of the [  ] day of [          ],1997 by and between Dean
Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"), and Morgan Grenfell Investment Services Limited, a British corporation (hereinafter called the "Sub-Adviser").

    WHEREAS, Dean Witter Variable Investment Series (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the thirteen current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

    WHEREAS, the Sub-Adviser is registered as an investment advisor as under the Investment Advisers Act of 1940 and is a member of the Investment Management Regulatory Organization (IMRO), and, as such, is regulated by IMRO in the conduct of its investment business in the U.K., and engages in the business of acting as an investment adviser; and

    WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for each of the European Growth Portfolio and the Pacific Growth Portfolio in the manner and on the terms and conditions hereinafter set forth (these Portfolios together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

    WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Adviser agrees to provide the European Growth Portfolio with investment advisory services with respect to investments in issuers located in the British Isles, continental Europe and Scandinavia and, at the discretion of the Investment Manager, provide investment advisory services to that Portfolio with respect to investments in issuers located outside of the British Isles, continental Europe and Scandinavia; to provide the Pacific Growth Portfolio with investment advisory services with respect to investments in issuers located in Asia, Australia and New Zealand and, at the direction of the Investment Manager, provide investment advisory services to that Portfolio with respect to investments in issuers located outside of Asia, Australia and New Zealand; to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of each Sub-Advisory Portfolio in a manner consistent with the investment objective and policies of the Sub-Advisory Portfolio; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Sub-Advisory Portfolio and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. Notwithstanding the foregoing, the Sub-Adviser must obtain the Investment Manager's prior approval to the initial allocation by the Sub-Adviser of the assets of the European Growth Portfolio among the British Isles, continental Europe and Scandinavia and among the particular countries of those regions; provided, further, that the Sub-Adviser must also obtain the prior approval of the Investment Manager to: (a) any investment of the assets of the European Growth Portfolio in the countries in the British Isles, continental Europe and Scandinavia which countries were not specifically approved of for investment at the time of the approval of the initial investment; (b) any investment of the assets of the European Growth Portfolio in any country outside of the British Isles, continental Europe or Scandinavia; and (c) any subsequent investment by the Sub-Adviser which would result in the reallocation of in excess of five (5%) percent of the European Growth Portfolio's total assets; and the Sub-Adviser must obtain the Investment Manager's prior approval to the initial allocation by the Sub-Adviser of the assets of the Pacific Growth Portfolio among the national markets of Asia, Australia and New Zealand; provided, further, that the Sub-Adviser must also obtain the prior approval of the Investment Manager to: (a) any investment of the assets of the Pacific Growth Portfolio in the countries of Asia, Australia and New Zealand, which countries were not specifically approved of for investment at the time of the approval of the initial investment; (b) any investment of the assets of the Pacific Growth Portfolio in any country outside of Asia, Australia and New Zealand, and (c) any subsequent investment by the Sub-Adviser which would result in the reallocation of in excess of five (5%) percent of the Pacific Growth Portfolio's total assets. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other.

    In the event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolios with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services hereunder, the Investment Manager shall notify the Sub-Adviser in writing, whereupon such Portfolio shall become a Sub-Advisory Portfolio hereunder.

     2. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services as the Sub-Adviser shall reasonably require in performing its duties hereunder.

     5. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Adviser, the Investment Manager shall pay to the Sub-Adviser monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement in respect of each of the European Growth Portfolio and the Pacific Growth Portfolio. Any subsequent change in the Investment Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Adviser under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Adviser's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Adviser pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Manager Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the European Growth Portfolio or the Pacific Growth Portfolio, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement in respect of either of these Sub-Advisory Portfolios, for any fiscal year ending on a date on which this Agreement is in effect, exceed, with respect to each of these Sub-Advisory Portfolios, 2.5% of the average daily net assets of the Sub-Advisory Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of the Sub-Advisory Portfolio in excess of $100 million (the "expense limitation"), the Sub-Adviser shall reduce its advisory fee in respect of the applicable Sub-Advisory Portfolio to the extent of 40% of such excess and will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of the expense limitation, up to the amount of the Sub-Adviser's fee which would otherwise be payable in respect of the applicable Sub-Advisory Portfolio under this Agreement for that year, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess, up to the amount of its management fee in respect of the Sub-Advisory Portfolio which otherwise would be payable for that year, in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Sub-Advisory Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Sub-Advisory Portfolio as at the end of the last business day of the month.

     8. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of each Sub-Advisory Portfolio, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolio or its investors.

     9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting; provided, however, that neither the Sub-Adviser nor any of its affiliates organized with a corporate name or other name under which it is performing its business activities which contains the name "Morgan Grenfell," with the exception of C.J. Lawrence, Morgan Grenfell, Inc., shall undertake to act as investment adviser or sub-adviser for any other U.S. registered investment company, sold primarily as the underlying investment for variable annuity or variable life contracts, whose investment policy is to invest primarily in equity securities of issuers located in Europe or in Asia, Australia and New Zealand and which is sponsored, distributed or managed by a U.S. registered broker-dealer or one of its affiliates; and further provided, however, that if the net assets of a Sub-Advisory Portfolio are less than $50 million on the first anniversary of the commencement of the Sub-Advisory Portfolio's operations, then thereafter the Sub-Adviser and its affiliates shall not be bound by the foregoing provision.

    10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Sub-Advisory Portfolio, provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Adviser, either by majority vote of the Trustees of the Fund or, with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

    12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER INTERCAPITAL INC.

                                          By

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

                                          MORGAN GRENFELL INVESTMENT
                                          SERVICES LIMITED

                                          By

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

Accepted and agreed to as of
the day and year first above written:

DEAN WITTER VARIABLE INVESTMENT SERIES

By
--------------------------------------

Attest:
--------------------------------------

                                                                      APPENDIX D

    Morgan Grenfell Investment Services Limited serves as sub-adviser to the European Growth Portfolio and the Pacific Growth Portfolio of the Fund and as investment adviser or sub-adviser to the other open-end investment companies listed below which have similar investment objectives to one or both of the European Growth Portfolio and the Pacific Growth Portfolio. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment advisory or sub-advisory fee rate(s) applicable to such investment company.


                                                                                                   CURRENT INVESTMENT ADVISORY
                                                                                                               OR
                                                                                                    SUB-ADVISORY FEE RATE(S)
                                                                                  NET ASSETS AS          AS A PERCENTAGE
                                                                                   OF 03/12/97            OF NET ASSETS
                                                                                  --------------  -----------------------------
       1.  DEAN WITTER EUROPEAN GROWTH FUND INC.................................   $1,509,995,436 0.40% on assets up to $500
                                                                                                  million and 0.38% on assets
                                                                                                  over $500 million

       2.  DEAN WITTER GLOBAL ASSET ALLOCATION FUND.............................   $  64,921,778  0.30%

       3.  DEAN WITTER INTERNATIONAL SMALLCAP FUND..............................   $ 109,461,789  0.50%

       4.  DEAN WITTER JAPAN FUND...............................................   $ 193,493,375  0.40%

       5.  DEAN WITTER PACIFIC GROWTH FUND INC..................................   $1,504,922,981 0.40% on assets up to $1
                                                                                                  billion and 0.38% on assets
                                                                                                  over $1 billion

       6.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) EUROPEAN GROWTH PORTFOLIO........................................   $ 327,394,722  0.40%
           (B) PACIFIC GROWTH PORTFOLIO.........................................   $ 136,946,030  0.40%

       7.  DEAN WITTER WORLD WIDE INVESTMENT TRUST..............................   $ 438,134,738  0.40% on assets up to $500
                                                                                                  million and 0.38% on assets
                                                                                                  over $500 million

       8.  MGIS EMERGING MARKETS EQUITY FUND....................................   $ 108,495,462  1.00%

       9.  MGIS EUROPEAN EQUITY FUND............................................   $  27,183,147  0.70%

      10.  MGIS EUROPEAN SMALL CAP EQUITY FUND..................................   $  10,829,953  1.00%

      11.  MGIS INTERNATIONAL SMALL CAP EQUITY FUND.............................   $  87,950,216  1.00%

      12.  MGIS INTERNATIONAL EQUITY FUND.......................................   $   4,865,899  0.70%

      13.  RSI RETIREMENT FUND**................................................   $  34,670,981  0.60% on assets up to $50
                                                                                                  million and 0.50% on assets
                                                                                                  over $50 million


------------------------------

* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

**  Open-end investment company offered only to institutional pension funds.

BALLOT                                                                  BALLOT

              VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 20, 1997
                    OF DEAN WITTER VARIABLE INVESTMENT SERIES


This Instruction Card is solicited by ___________________________ from owners of variable annuity contracts and/or variable life insurance policies issued by _________________________ who have specified that a portion of their investment be allocated to this Portfolio of Dean Witter Variable Investment Series.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Dean Witter Variable Investment Series on May 20, 1997 at 1:30 p.m., New York City time. The undersigned, by completing this form, does hereby authorize _______________________________ to exercise its discretion in voting upon such other business as may properly come before the Meeting.

This Instruction Card, when properly executed, will be voted by _________________________in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Instruction Card will be voted FOR all proposals listed on the reverse side. Interests in the Portfolio for which no instructions are received will be voted by ___________________________ in the same proportion as votes for which instructions are received for the Portfolio.

                          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                          THE VOTING INSTRUCTIONS CARD. PLEASE MARK, SIGN,
                          DATE AND MAIL YOUR VOTING INSTRUCTIONS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If joint owners, each should sign. When signing as executor, trustee, etc. give full title as such.

                          ____________________________________________________
                          Signature

                          ____________________________________________________
                          Signature (if held jointly)

                          _______________________________________________, 1997.
                          Date

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOLLOWING PROPOSALS. Please mark your choices below in blue or black ink. Example: / / Sign the Ballot on the reverse side and return as soon as possible in the enclosed envelope.

______________________________________________________________________________
1.  Approval of New Investment Management Agreement with Dean Witter
InterCapital Inc.     with respect to the Portfolio(s) named below in
connection with proposed     merger.

[Portfolio name]        FOR           AGAINST           ABSTAIN
                        / /             / /               / /

______________________________________________________________________________
2. Approval of New Subadvisory Agreement between Dean Witter InterCapital Inc. and Morgan Grenfell Investment Services Limited with respect to the
Portfolio(s) named below.

[Portfolio name]       FOR            AGAINST           ABSTAIN
                       / /             / /               / /

______________________________________________________________________________

3. Election of Trustees -- If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.

    Michael Bozic    Charles A. Fiumefreddo   Edwin J. Garn   John R. Haire
    Dr. Manuel H. Johnson     Michael E. Nugent    Philip J. Purcell
    John L. Schroeder    Wayne E. Hedien

                       FOR          WITHHOLD         FOR ALL EXCEPT
                       / /            / /                 / /

______________________________________________________________________________
4.  Approval of Amendment to Investment Policies of the Money Market
    Portfolio to authorize Board of Trustees to modify investment policies of the Portfolio.
                       FOR           AGAINST            ABSTAIN
                       / /            / /                 / /

______________________________________________________________________________

5.  Ratification of Appointment of Price Waterhouse LLP as Independent
    Accountants.

                       FOR           AGAINST            ABSTAIN
                       / /            / /                 / /
______________________________________________________________________________